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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2003



                                  PEMSTAR INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


           Minnesota                      0-31223                41-1771227
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission file number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)



             3535 Technology Drive N.W., Rochester, Minnesota 55901
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (507) 288-6720
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events

On August 7, 2003, PEMSTAR Inc. announced that it has filed a preliminary prospectus supplement with respect to a proposed public offering of 6.5 million shares of its common stock.

The press release announcing the offering is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

      99.1 Press Release, dated August 7, 2003, of PEMSTAR Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 7, 2003                 PEMSTAR INC.



                               By: /s/ Linda U. Feuss
                                   ---------------------------------------------
                                   Linda U. Feuss, Executive Vice President,
                                    General Counsel and Corporate Secretary

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                                  EXHIBIT INDEX

99.1 Press Release, dated August 7, 2003, of PEMSTAR Inc.

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